SHARE EXCHANGE AGREEMENT
                            ------------------------


     THIS SHARE EXCHANGE AGREEMENT (this "Agreement") is made and entered into as of the 9TH day of August, 2005, by and among SUNCOAST NATURALS, INC., a Delaware corporation ("Suncoast"), RADA Technologies, Inc., a Delaware corporation ("RADA") and ROY STANLEY, DANIEL McCABE, GUY QUIGLEY, and NEWPORT CAPITAL PARTNERS, INC. (collectively "Shareholders").

                                   WITNESSETH:

     In consideration of the premises and the mutual terms and provisions set forth in this Agreement, the parties hereto agree as follows:

                                   ARTICLE ONE
                                   -----------

                       ACQUISITION AND EXCHANGE OF SHARES


     Section 1.1. Acquisition of the RADA Shares. Subject to the terms and conditions hereof, on the Closing Dale (as hereinafter defined), Shareholders agree to assign, transfer, deliver and convey unto Suncoast, and Suncoast agrees to acquire from Shareholders, all of Shareholders' right, title and interest in and to the 1,000 shares of RADA's authorized and outstanding Common Stock now owned by Shareholders (the "RADA Shares").

     Section 1.2. Exchange of Shares: Nomination and Endorsement Agreement

     (a) In exchange for the transfer of the RADA Shares, on the Closing Date, Suncoast agrees to issue to Shareholders, subject to the terms and conditions hereof and subject to revision as provided in Section 5.1(f) herein, 18,870,000 shares of Suncoast's Common Stock and 10,000 shares of its Class B Preferred Stock. When exchanged, the shares issued to Shareholders hereunder shall be duly authorized and validly issued, fully paid and non-assessable, and not issued in violation of any preemptive rights.

     (b) The shares of Suncoast's Common Stock issued to Shareholders in connection herewith (the "Common Shares") shall, once issued, have the same dividend rights, voting powers, preferences, priorities and other special rights and powers as all other issued and outstanding shares of Suncoast's Common Stock.

     (c) The shares of Suncoast's Class B Preferred Stock issued to Shareholders in connection herewith (the "Class B Shares") shall be voting shares and shall have the voting rights, privileges and preferences as set forth in the Certificate of Designation as filed with the Secretary of State of Delaware, a copy of which is annexed hereto as Exhibit "A".


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


     Section 1.3. Exchange Procedures: Surrender of Certificates.

     On the Closing Date, Shareholders shall surrender to Suncoast, or its duly authorized designee, possession of all certificates representing the RADA Shares, endorsed in blank or accompanied by duly executed stock powers effectively transferring the RADA Shares to Suncoast. Thereupon, Suncoast shall issue, in the name of Shareholders, pro rata as their interests shall appear, certificates representing the Common Shares and the Preferred Shares.

     Section 1.4. The Closing. The closing of the transactions contemplated hereunder (the "Closing") shall take place at Suncoast's principal executive office on or before 5:00 PM EDT on 30 August 2005, or at such other date, time or place upon which the parties may mutually agree (the "Closing Date").

     Section 1.5. Actions At Closing.

         At the Closing, the following deliveries shall be made, each to be deemed concurrent with all others:

     (a) Suncoast shall deliver the following documents to Shareholders:

                    (1) A certificate signed by an authorized officer of
               Suncoast stating that each of the representations and warranties contained in Article Two is true and correct in all material respects at the time of Closing with the same force and effect as if such representations and warranties had been made at Closing;

                    (2) A copy of the resolutions duly adopted by the Board of
               Directors and ratified by the stockholders of Suncoast authorizing the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, duly certified, as of the Closing Date, by the secretary of Suncoast;

                    (3) Certificates representing the Common Shares and the
               Preferred Shares registered in the name of Shareholders; and

                    (4) The Nomination Agreement duly executed by Suncoast, a
               copy of which is attached hereto as Exhibit "B"; and

                    (5) The opinion of Suncoast's counsel substantially in the form of Exhibit "C" attached hereto.

     (b) RADA and Shareholders shall deliver the following documents to
Suncoast:

                    (1) A certificate signed by an authorized officer of RADA
               stating that each of the representations and warranties contained in Article Three is true and correct in all material respects at


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


               the time of Closing with the same force and effect as if such representations and warranties had been made at Closing;

                    (2) The certificates representing the RADA Shares, endorsed in blank or accompanied by duly executed stock powers effectively transferring the RADA Shares to Suncoast.


                                   ARTICLE TWO
                                   -----------

                   REPRESENTATIONS AND WARRANTIES OF SUNCOAST


     Section 2.1. Corporate Organization and Capital Stock.


     (a) Suncoast is a corporation duly organized, validly existing and in good standing under the law of the State of Delaware with full power and authority to carry on its business as now being conducted.

     (b) The authorized capital stock of Suncoast, consists of (i) 100,000,000 shares of Common Stock, $.001 par value, as of the date hereof, 8,289,000 shares are issued and outstanding, and (ii) 1,000,000 shares of Preferred Stock, of which, as of the date hereof, 100,000 shares designated as Class A Redeemable Preferred Stock are issued and outstanding. All of the issued and outstanding shares of Suncoast's capital stock are duly and validly issued and outstanding and are fully paid and non-assessable. None of the outstanding shares of Suncoast's capital stock has been issued in violation of any preemptive rights of the current or past stockholders of Suncoast.

     (c) The Common Shares and the Preferred Shares that are to be issued to Shareholders hereunder, when so issued in accordance with the terms of this Agreement, will be validly issued and outstanding, fully paid and non-assessable.

     Section 2.2. Authorization. On the Closing Date, (i) there will be no provision in Suncoast's Amended Articles of incorporation or in its By-Laws, as amended, which prohibits or limits Suncoasts ability to consummate the transactions contemplated hereby, (ii) Suncoast shall have the right, power and authority to enter into this Agreement and to consummate all of the transactions and fulfill all of the obligations contemplated hereby and (iii) the execution and delivery of this Agreement and the due consummation by Suncoast of the transactions contemplated hereby will have been duly authorized by all necessary corporate action of the Board of Directors and stockholders of Suncoast. This Agreement constitutes a legal, valid and binding agreement of Suncoast enforceable against Suncoast in accordance with its terms.

     Section 2.3. No Conflict or Violation. Subject to the fulfillment of all of the conditions set forth in Article Five hereof, neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby in accordance herewith, nor compliance by Suncoast with any


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


of the provisions hereof will result in, as of the Closing Date: (i) a violation of or a conflict with any provision of Suncoast's Amended Articles of Incorporation or By-Laws, as amended, (ii) a breach of or default under any term, condition or provision of any obligation, agreement or undertaking, whether oral or written to which Suncoast is a party, or an event which, with the giving of notice, lapse of time, or both, would result in any such breach,
(iii) a violation of any applicable law, rule, regulation, order, decree or other requirement having the force of law, or order, judgment, writ, injunction, decree or award, or an event which, with the giving of notice, lapse of time, or both, would result in any such violation, or (iv) any person having the right to enjoin, rescind or otherwise prevent or impede the transactions contemplated hereby or to obtain damages from Suncoast or to obtain any other judicial or administrative relief as a result of any transaction carried out in accordance with the provisions of this Agreement.

     Section 2.4. Litigation and Proceedings. There is no action, suit, proceeding or investigation pending or, to the knowledge of Suncoast, threatened which challenges the validity of this Agreement or the transactions contemplated hereby, or otherwise seeks to prevent, directly or indirectly the consummation of such transactions.

                                  ARTICLE THREE
                                  -------------

             REPRESENTATIONS AND WARRANTIES OF RADA AND SHAREHOLDERS


     Section 3.1. Corporate Organization. RADA is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware with full power and authority to carry on its business as it is now being conducted.

     Section 3.2. Authorization. RADA has full right, power and authority to enter into this Agreement and to consummate or cause to be consummated all of the transactions and to fulfill all of the obligations contemplated hereby The execution and delivery of this Agreement and the due consummation by RADA of the transactions contemplated hereby have been duly authorized by all necessary corporate action of the Board of Directors of RADA. This Agreement constitutes a legal, valid and binding agreement of RADA and Shareholders enforceable against RADA and Shareholders in accordance with its terms.

     Section 3.3. No Conflict or Violation. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby nor compliance by RADA and Shareholders with any of the provisions hereof will result in: (i) a violation of or a conflict with any provision of the Articles of Incorporation or By-Laws of RADA, (ii) a breach of or default under any term, condition or provision of any obligation, agreement or undertaking, whether oral or written to which RADA is a party, or an event which, with the giving of notice, lapse of time, or both, would result in any such breach, (iii) a violation of any applicable law, rule, regulation, order, decree or other requirement having the force of law, or order, judgment, writ, injunction, decree or award, or an event which, with the giving of notice, lapse of time, or both, would result in any such violation, or (iv) any person having the right to enjoin, rescind or otherwise prevent or impede the transactions contemplated hereby or to obtain damages from RADA and Shareholders or to obtain


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


any other judicial or administrative relief as a result of any transaction carried out in accordance with the provisions of this Agreement.

     Section 3.4. Litigation and Proceedings. There is no action, suit, proceeding or investigation pending or, to the knowledge of RADA and Shareholders, threatened which challenges the validity of this Agreement or the transactions contemplated hereby, or otherwise seeks to prevent, directly or indirectly, the consummation of such transactions.

     Section 3.5. Title to RADA Shares. Shareholders possesses good and marketable title to the RADA Shares and has full right to transfer the same as contemplated herein. The RADA Shares are, and will be as of the Closing Date, free and clear of any claims, lien, charges, encumbrances or other restrictions or commitments of any nature whatsoever.

     Section 3.6 Sale of Substantially All Assets. The RADA Shares do not constitute all or substantially all of the assets of RADA.

                                  ARTICLE FOUR
                                  ------------

                              AGREEMENTS OF PARTIES


     Section 4.1. Agreements of the Parties.

     (a) Each party shall, in the event it has knowledge of the occurrence, or impending or threatened occurrence, of any event or condition which would cause or constitute a breach (or would have caused or constituted a breach had such event occurred or been known prior to the date hereof) of any of its representations, warranties or agreements contained or referred to herein, give prompt written notice thereof to all other parties and use reasonable efforts to prevent or promptly remedy the same.

     (b) Suncoast shall submit the following matters for the approval of the Suncoast stockholders, acting on written consent in lieu of a Special Meeting, as permitted by the Bylaws of Suncoast and the Corporation Law of the State of Delaware (I) This Agreement, (ii) The Nomination Agreement; (iii) An amendment to Suncoast's Articles of incorporation authorizing the increase in capitalization to 100,000,000 Shares of Common Stock; (iv) authorizing the issuance of 10,000 shares of a new class of Preferred Stock to be designated "Class B Preferred Stock" with the rights, privileges and preferences set forth in Section 1.2 above, and (v,) Such other amendments to Suncoast's Articles of Incorporation and By-Laws, as amended, as may be required to effect this Agreement and the transactions contemplated hereby The Board of Directors of Suncoast shall (subject to compliance with its fiduciary duties as advised by counsel) recommend to its stockholders the approval of such matters and shall use reasonable efforts to obtain such stockholder approval


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






     (c) Each party shall use reasonable efforts to perform and fulfill all conditions and obligations on its part to be performed or fulfilled under this Agreement and to effect the exchange contemplated hereby in accordance with the terms and conditions hereof.

                                  ARTICLE FIVE
                                  ------------

                      CONDITIONS PRECEDENT TO THE EXCHANGE


     Section 5.1. Conditions to the Obligations of Suncoast. Suncoast's obligations to effect the exchange shall be subject to the satisfaction (or waiver by RADA and Shareholders) of the following conditions prior to or on the Closing Date:

     (a) The representations and warranties made by Suncoast in this Agreement shall be true in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made or given on and as of the Closing Date;

     (b) Suncoast shall have performed and complied in all material respects with all of its obligations and agreements required to be performed prior to the Closing Date under this Agreement;

     (c) No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the exchange contemplated herein shall be in effect, nor shall any proceeding by any authority or other person seeking any of the foregoing be pending. There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the exchange which makes the consummation of the exchange illegal; and

     (d) All necessary approvals, consents and authorizations required by law for consummation of the exchange including, without limitation, (i) approval by the Suncoast stockholders of this Agreement, all other agreements required to be submitted to such stockholders in connection herewith, and those amendments to Suncoast's Amended Articles of Incorporation as are required to effect the transactions herein contemplated, and (II) approval by the Suncoast Board of Directors of this Agreement on or before August 30,2005, shall have been obtained.

     (e) RADA and Shareholders shall have received all executed documents required to be received from Suncoast on or prior to the Closing Date; all in form and substance reasonably satisfactory to RADA and Shareholders, including, without limitation, the Nomination Agreement duly executed by Suncoast.

     (f) In the event that the number of shares of Common Stock of Suncoast shall exceed 11,830,000 on the date of Closing, the number of Common Shares to be issued pursuant to Section 1.2 herein shall be increased by a number equal to the number of shares outstanding on the date of Closing less 11,830,000.


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


     Section 5.2. Conditions to the Obligations of RADA and Shareholders. The obligations of RADA and Shareholders to effect the exchange shall be subject to the satisfaction (or waiver by Suncoast) of the following conditions prior to or on the date of Closing:

     (a) The representatives and warranties made by RADA and Shareholders in this Agreement shall be true in all material respects on and as of the Closing Date with the same effect as though such representations and warranties had been made or given on and as of the Closing Date;

     (b) RADA and Shareholders shall have performed and complied in all material respects with all of its obligations and agreements required to be performed prior to the Closing Date under this Agreement;

     (c) No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the exchange contemplated herein shall be in effect, nor shall any proceeding by any authority or other person seeking any of the foregoing be pending. There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the exchange which makes the consummation of the exchange illegal; and

     (d) All necessary approvals, consents and authorizations required by law for consummation of the shall have been obtained.

     (e) Suncoast shall have received the opinion of RADA's counsel substantially in the form of Exhibit D attached hereto.

     (f) Suncoast shall have received all executed documents required to be received from RADA and Shareholders on or prior to the Closing Date; all in form and substance reasonably satisfactory to Suncoast.

                                   ARTICLE SIX
                                   -----------

                           TERMINATION OR ABANDONMENT


     Section 6.1. Mutual Agreement. This Agreement may be terminated by the mutual written consent of the parties at any time prior to the Closing Date, regardless of whether stockholder approval of this Agreement and the transactions contemplated hereby shall have been previously obtained.

     Section 6.2. Breach of Agreements. In the event there is a material breach in any of the representations and warranties or agreements of any party, which breach is not cured within thirty (30) days after notice to cure such breach is given by the non-breaching party, then the non-breaching party, regardless of whether stockholder approval of this Agreement and the transactions contemplated hereby shall have been previous obtained, may terminate and cancel this Agreement by providing written notice of such action to the other party hereto.


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


     Section 6.3. Failure of Conditions. In the event any of the conditions to the obligations of either party are not satisfied or waived as specified in Article Five hereof, and if any applicable cure period provided in Section 6.2 hereof has lapsed, then the party for whose benefit such conditions were imposed may, regardless of whether stockholder approval of this Agreement and the transactions contemplated hereby shall have been previously obtained, terminate and cancel this Agreement by delivery of written notice of such action to the other party on such date.


                                  ARTICLE SEVEN
                                  -------------

                            MISCELLANEOUS PROVISIONS

     Section 7.1. Notices. Any notice or other communication shall be in writing and shall be deemed to have been given or made on the date of delivery in the case of hand delivery, or three (3) business days after deposit in the United States Registered Mail, postage prepaid, or upon receipt if transmitted by facsimile telecopy or any other means, addressed (in any case) as follows:

                                    (a) if to Suncoast:

                                    Suncoast Naturals, Inc.
                                    5447 NW 42nd Avenue
                                    Boca Raton, FL 33496
                                    Attention: William J.Reilly

                                    with a copy to:

                                    Robert Jaffe, Esq.
                                    8 Mountain Avenue
                                    Springfield, NJ


                                    (b) if to RADA and Shareholders:
                                    RADA Systems, Inc.
                                    2830 West Fox Chase Circle
                                    Doylestown, PA 18901
                                    Attention: Roy Stanley

                                    with copies to:

                                    Gould Law Associates
                                    20 S Pine St.
                                    Doylestown, PA 18901
                                    Attention: David F Gould III

or to such other address as any party may from time to time designate by notice to the others.


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


     Section 7.2. Liabilities. In the event that this Agreement is terminated pursuant to the provisions of Section 6.2 or Section 6.3 hereof on account of a breach of any of the representations and warranties set forth herein or any breach of any of the agreements set forth herein or any failure of conditions precedent to the exchange herein contained, then the non-breaching party or the party for whose benefit such conditions were imposed shall be entitled to recover appropriate damages from the breaching party; provided, however, that notwithstanding the foregoing. in the event this Agreement is terminated by reason of a failure of a condition precedent set forth in Sections 5.1(c) or
(d), or Sections 5.2(c) or (d), no party hereto shall have any liability to any other party for costs, expenses, damages or otherwise.

     Section 7.3. Entire Agreement. This Agreement constitutes the entire agreement between the parties and supersedes and cancels any and all prior discussions, negotiations, undertakings and agreements between the parties relating to the subject matter hereof.

     Section 7.5. Headings and Captions. The captions of Articles and Sections hereof are for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Agreement.

     Section 7.6. Waiver. Amendment or Modification. The conditions of this Agreement which may be waived may only be waived by notice to the other party waiving such condition. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. This Agreement may not be amended or modified except by a written document duly executed by the parties hereto.

     Section 7.7. Rules of Construction. Unless the context otherwise requires:
(a) a term has the meaning assigned to it; (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles; Cc) "or" is not exclusive; and (d) words in the singular may include the plural and in the plural include the singular

     Section 7.8. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall be deemed one and the same instrument.

     Section 7.9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, successors and assigns, including any successor by merger, reorganization or acquisition of substantially all the assets of a party hereto. There shall be no third part'. beneficiaries hereof.

     Section 7.10. Governing Law; Assignment. This Agreement shall be governed by the law of the State of Delaware. This Agreement may not be assigned by either of the parties hereto.

     Section 7.11. Severability. Ant' provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction is, as to such jurisdiction, ineffective to the extent of any such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof, or affecting the validity enforceability or legality of such provision in any other jurisdiction, unless the ineffectiveness of such provision would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable.


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



                                   SIGNATURES

     IN WITNESS WHEREOF, the undersigned have set their hand on the date first above written.





                                    SUNCOAST NATURALS, INC.


                                    By: /s/ William J. Reilly
                                    William J. Reilly, President and
                                    Chief Executive Officer


                                    RADA TECHNOLOGIES, INC.


                                    By: /s/ Roy Stanley
                                    ROY STANLEY, Chairman and CEO



                                    /s/ Roy Stanley
                                    ROY STANLEY

                                    /s/ Daniel McCabe
                                    DANIEL McCABE

                                    /s/ Guy Quigley
                                    GUY QUIGLEY

                                    /s/ Rounsevelle W. Schaum
                                    ROUNSEVELLE W. SCHAUM


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